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                                                                   EXHIBIT 10.95

                  [THE CHESAPEAKE LIFE INSURANCE COMPANY LOGO]

                         MASTER GENERAL AGENT AGREEMENT

TIM McCOY & ASSOCIATES INC.
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Full Name (Agency Name, if Partnership or Corporation)

P.O BOX 163010
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Address

AUSTIN                  TX              78716-3010
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City                  State              Zip Code

This Agreement between The Chesapeake Life Insurance Company (hereinafter referred to as the "Company"), and the Master General Agent named herein, (hereinafter referred to as "you," "your" or "yours") is subject to the following terms and conditions:

1. APPOINTMENT & DESIGNATION: You are hereby appointed as the Master General Agent of the Company for the purpose of soliciting, personally or through other agents, applications for the Company's products in accordance with this Agreement. Soliciting brokers or agents you submit for appointment and approved by the Company are referred to as agents. The Company reserves the right to refuse appointment or terminate appointment of any agent. This Agreement does not grant exclusive rights in any territory or for any products.

2. RELATIONSHIP: Your relationship to the Company shall be that of an independent contractor and nothing contained in the Agreement shall make you or any of your employees, employees of the Company. You and your agents have no authority except that which is expressly set forth in this Agreement. No authority shall be implied from the authority expressly granted.

3. AUTHORITY & GENERAL RESPONSIBILITY: You agree to be responsible for the prompt delivery of policies or premium refunds sent to you or agents under you in accordance with the Company's rules and instructions; for agents following all Company rules and instructions; to make full disclosure to us of all facts known or learned about any applicant for coverage that relates to insurability; for complying with all state, federal and local laws, orders, rules, regulations, statutes and guidelines, including without limitation any State statute, regulation, order or interpretation in effect requiring you to protect the privacy of all "Nonpublic Personal Information" that you have about an applicant, owner, insured, annuitant, beneficiary or other person who seeks to obtain, obtains or has obtained a product or service from the Company; for obtaining, maintaining, and paying for the necessary licenses and appointment fees in the states in which you and your agents operate, whether resident or nonresident. You also agree to keep on file a signed copy of the Promissory Note, Guaranty and Security Agreement, herein made part of the contract. The Company shall not be responsible for any expense you or your agents incur, losses to the Company by you or your agent's acts or omissions, or any credit, advance or commission you make or pay to any agent. You agree to conduct your activities in a professional manner and abide by all present and future decisions and instructions issued by the Company. You agree to honor the Company's Code of Conduct detailed in the Ethics Policy attached and made part of this Agreement and you further agree to ensure that agents under you are familiar and compliant with the Company's Ethics Policy and Code of Conduct.

You agree to provide the Company with copies of all manuals, booklets, guides and audiovisual materials used in the recruitment and training of your agents. After giving you reasonable notice, the Company may visit your office, inspect all records, transactions, correspondence and other information we may reasonably require, accompany you while you represent the Company, all at reasonable times and only in relation to business that has been placed with us.

"Nonpublic Personal Information" has the meaning set forth in section 509 of the Gramm-Leach Bliley Act (P.L. 106-102) and any federal and state laws and regulation that implement that Act and includes but is not limited to name, address, and financial or health information of a policyholder, insured, applicant and prospect.

This section survives the termination of the Master General Agent Contract.

The Company authorizes you to (a) solicit applications for insurance only on products specified on the attached Compensation Schedule, and similar or related documents required by the Company and to forward these documents promptly to the Company for consideration, (b) receive any application fee and initial premium at the time of application and/or additional first year premium collected when a policy is

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delivered, provided you immediately submit the whole amount received to the
Company, (c) promptly deliver the policies issued by the Company to the insured and while the applicant's health has not changed and premiums have been paid in full.

4. AGENT'S CONTRACTS: You shall use without alteration the Company's printed contracts when contracting an agent. No such agent contract shall be in force until (a) the contract is properly executed by the agent, (b) the agent is duly and properly licensed to solicit for the Company, and (c) the agent is notified in writing that he/she is authorized to solicit for the Company.

5. RESTRICTIONS: Your authority does not permit you or your agents to do any of the following acts or to commit the Company to perform any of the following acts prior, during or after termination of this Agreement:

      A. waive, modify or change any terms, rates, conditions or limitations of any policy; premium receipt or any other writing for the Company;

      B. approve evidence of insurability, bind or commit the Company on any risk in any manner, or incur any expense or obligation in the name of the Company;

      C. collect or receive any premiums except initial premiums and/or additional first year premium collected when a policy is delivered, accept any payment of any past due premium except as requested by the Company, or rebate any premium in any manner whether directly or indirectly, or commingle any premiums in a personal or business account, other than a premium trust fund account;

      D. extend the time for any premium payment or reinstate any policy; waive or extend any policy condition or waive any forfeiture;

      E. adjust, settle or commit the Company to any claim; make any representation or state any opinion regarding the validity or payment of any claim;

      F. solicit in any state without a valid insurance license and appointment in that state;

      G. enter into any legal proceedings pertaining to the Company's business as a representative of the Company;

      H. take a course of action or aid others to roll business, to induce, or attempt to induce, insureds of the Company to terminate, reduce coverage or replace policies issued by the Company or otherwise disturb the relationship between the Company and its insured, or induce or attempt to induce any affiliated agent of the Company to cease association with the Company, or disparage the Company in any manner;

      I. utilize, in the marketing efforts performed under this Agreement, any advertising material other than that furnished to you by the Company or approved in writing by the Company. Advertising material includes but is not limited to (i) printed and published material, audiovisual material, or descriptive literature used in direct mail, newspapers, magazines, radio and television scripts, billboards and similar displays; (ii) descriptive literature and sales aids of all kinds including but not limited to circulars, leaflets, booklets, illustrations, computer proposals and form letters; (iii) all letterhead or business cards containing the Company's name or logo

      J. cash, endorse or negotiate any check, money order or draft made payable to the Company, without expressed written consent from the Company;

      K. use the name or initials of the Company; or any affiliate of the Company, in whole or in part, in any business or trade name without express written consent from the Company.

6. LICENSES: You and your agents must be properly licensed and appointed in every state in which commissions may be earned. Unless you are licensed and appointed, we are unable to pay you commissions on the business you produce or the business produced by agents reporting to you. The Company will not accept applications from an unlicensed agent. While you are responsible for all licensing and appointment fees, the Company may pay your appointment renewal fees for you and debit your commission account for those renewal fees. You must notify the Company if you do not want to be reappointed.

7. RIGHTS: The Company specifically reserves the right to (a) cease doing business in any state and to discontinue or withdraw from sale, any policy or special marketing concept in any state, (b) modify, change, or amend any policy or premium rate, (c) determine maximum and minimum limitations on any policy (d) modify, change or amend the conditions or terms under which any policy may be offered, (e) modify, change, amend, delete or add any Company procedure, (f) reject applications or refund premiums submitted by you or your agents without specifying the cause, (g) change future commission rates.

8. COMMISSIONS:

      A. The Company shall pay compensation in accordance with the Compensation Schedule(s) which form a part of this Agreement, on those premiums paid to the Company on persons insured with the Company; provided you continue to be listed as the agent of record. The Company will reduce compensation due you by the commission and renewal commissions due your agents.

      B. The Company may at any time and from time to time change; (i) the Plans contained in the Compensation Schedules by adding or deleting one or more insurance Plans; and (ii) the Compensation Rates (initial and renewal) applicable to the respective Plans. Any change shall be by written notice to the Producer and shall apply only with respect to business issued on or after the date referred to in such notice and for which commissions are payable under the Agreement.

      C. Compensation shall be payable at the time premiums are paid to the Company, during the next published cycle date, on issued coverage. The Company and you agree that when the amount of compensation to be paid is less than $25.00, such compensation shall not be paid to you at the time of receipt of premium or contribution by the Company, but shall accrue and be payable when the compensation owed equals or exceeds $25.00.

      D. The Company reserves the right to adjust commission on conversions, exchanges, replacements, reinstatements, or on other requests according to our then existing rules. The Company reserves the right to set the commission, if any, on premium increases.

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      E.    In the event of refund, return or noncollection by the Company of premiums or contributions on which compensation has been paid or credited to your account, the Company at its discretion may: (i) require you to reimburse said compensation, and/or (ii) offset said amount of compensation from any future compensation earned.

      F. You are not entitled to any compensation on those cases that the Company, in its sole discretion, may reject for coverage. No compensation shall be payable on premiums or contributions which have been waived by the Company.

      G. The Company will provide you at least monthly with a statement of your commission account which will be considered a single account between you and the Company. If your statement has a debit balance, no cash payments are due you. Commissions will be credited to your account at the time the premium and application for a policy are received and coverage has been issued by the Company. If the Company in its discretion makes an adjustment resulting in a return of premium or the insured's premium check or draft is dishonored, the commissions originally credited to your account for these premiums will be reversed. Objections to commission statements must be made within 30 days of mailing the statements, otherwise it shall be deemed you have agreed to the correctness of such statement and remittance by the Company.

      H. Vested commissions shall be paid to you, your estate in event of death or credited to your account if this Agreement is terminated without cause as long as you continue to be listed as the Agent of Record. If commission earnings for 12 consecutive months fall below $250.00, such commissions will be forfeited. If the Company, after a reasonable effort, is unable to determine your whereabouts or the whereabouts of any person entitled to your commission, such commission shall, if unclaimed for a period of twelve (12) consecutive months be forfeited to your hierarchy.

9. TERMINATION WITHOUT CAUSE: At any time either you or the Company may terminate this Agreement without cause by giving 10 days notice in writing sent to the last known address of the other. This Agreement shall immediately terminate without cause upon your death or total disability. Upon termination, any and all indebtedness shall be immediately due and payable.

10. TERMINATION FOR CAUSE: This Agreement shall immediately terminate for cause and all rights including compensation forfeited for any of the following reasons: (a) if you have converted or withheld any funds, commissions or other compensation owed or belonging to the Company or associated agency; (b) if you have knowingly misrepresented any product or service offered by the Company or health history of an applicant; (c) if you breach or fail to comply with any provision of the Agreement; (d) if you attempt or commit any act of fraud or are convicted of a felony; or (e) if, in order to induce the Company to enter into this Agreement, you knowingly furnish false information of a material nature or fail to disclose unfavorable information of a material nature; (f) you fail to comply with the laws of any regulatory authority; (g) your license is revoked, suspended, surrendered or refused renewal by any regulatory agency; (h) you used any advertising material not authorized by the Company, or (i) you or your agents fail to clear any indebtedness upon demand or fail to respond to any correspondence requiring a response and within the time prescribed (j) if you breach any of the principals detailed in the Company Code of Conduct or the Company Ethics Policy. If this Agreement is terminated without cause and cause is later proved to exist, then your remaining rights shall be forfeited and end from the date of the action giving rise to termination for cause, even if this action occurs subsequent to the original termination date.

11. INDEBTEDNESS: You are responsible for the payment to the Company of all monies which (a) you or your agents collect on the Company's behalf; (b) are due the Company because of compensation paid to you or your agents upon refund, return or noncollection of premiums, and will keep on file with the Company, a Promissory Note Guaranty and Security Agreement, which forms a part of this Master General Agent Agreement; (c) are advanced or paid to you or your agents which are not due you or your agents under this Agreement. Until the Company receives all monies from you, the same shall be payable on demand and for which you are liable and no commissions are payable at the Company's option to you or your agents until such indebtedness is satisfied. Any indebtedness to the Company or associated agency incurred by you shall be a first lien on any monies due or to become due under this Agreement. The Company may, at any time, deduct from any monies due you, any such indebtedness together with interest at the legal rate and any collection costs.

You hereby irrevocably assign to us any and all commissions or other income due or to become due you from any source whatsoever to be paid to and applied by us, in payment or partial payment of any indebtedness that may be owed by you or your agents. You hereby direct and authorize any person or company with whom you may heretofore or hereafter contract to pay any such sums under this assignment upon demand by us. If you should take or be placed into bankruptcy to the extent of any amount due the Company under this or any Agreement with the Company, no compensation shall be payable under this Agreement and such compensation shall immediately become the Company's property.

12. ASSIGNMENT: No assignment of any compensation due or to become due under this Agreement shall be valid unless approved in advance in writing by a duly authorized officer of the Company. Any assignment of compensation shall be subject to any existing or future indebtedness to the Company.

13.REMITTANCES: You are responsible for any monies received or collected on behalf of the Company, whether by you, your employees and/or agents. All monies should be held by you in a fiduciary capacity until remitted in full to the Company and shall not be misappropriated, commingled, converted or withheld from the Company.

14. INDEMNITY: You agree to indemnify and hold the Company and any associated agency harmless from any and all expenses, costs, fines, damages or causes of action incurred by the Company and/or associated agency resulting from your negligent, fraudulent or unauthorized acts or omissions or those of your employees and/or agents.

15. MATERIALS, RECORDS AND NOTICE: Materials developed and provided to you by the Company, including but not limited to, computer programs, manuals, advertising materials, underwriting guidelines, or any other information pertaining to the Company's products or their content shall remain the sole and exclusive property of the Company. These materials shall be used only in the solicitation of applications and may not be used for any other purpose. Such materials shall be delivered to the Company upon demand there for, and in any event upon the termination of this Agreement for any reason. Upon receipt of any summons or other notice of suit or regulatory

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authority inquiry, wherein the Company is a party in any manner, you will immediately forward any and all such documents to The Chesapeake Life Insurance Company in Oklahoma City, Oklahoma by facsimile, express or overnight mail or courier.

16. NON-WAIVER & VENUE: The Company, in addition to other legal and equitable rights and remedies, shall be entitled to injunctive relief to restrain any active or threatened breach of this Agreement. Forbearance or neglect of Company to insist upon the performance of any provision of this Agreement at any time or under any circumstances shall not constitute a waiver of that provision or any other provision of this Agreement. All provisions of this Agreement are distinct and servable. If any provision of this Agreement shall be deemed to be void, invalid or otherwise unenforceable under law or equity, the same shall not affect the validity, legality or enforceability of any other provision or portion of the Agreement. You agree venue for any action, suit, proceeding or dispute shall be exclusively in Oklahoma City, Oklahoma with respect to any claim or cause of action, whether in law or in equity, including specific performance, arising under or relating to this Agreement, and waives personal service of any and all process upon it, and consents that all service of process given under any provision of this Agreement shall be complete and may be made by certified or registered mail, postage prepaid and return receipt requested to your last known business address according to Company records.

17. ENTIRE AGREEMENT: This Agreement along with any Company Ethics Policy and Code of Conduct, Agent Appointment Application and Promissory Note, Guaranty and Security Agreement form the entire Agreement between the Company and you as to the Plans of Insurance specified in the Compensation Schedule(s) which form a part of this Agreement and shall be construed in accordance with the laws of Oklahoma. This Agreement shall supersede any other agreement between the Company and you.

18. EFFECTIVE DATE: The Agreement shall be effective on the date it is accepted and executed by the Company.

SECTION 1. Check One:    [ ] PARTNERSHIP     [X] CORPORATION

TIM McCOY & ASSOCIATES INC.                       74-2431120
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Print Name of Partnership or Corporation          Tax ID No.
(Name on License)

/s/ TIM J. McCOY                                   4-16-03
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Signature of Partner Corporate Officer               Date
and Title

SECTION 2. FOR THE COMPANY - THE CHESAPEAKE LIFE INSURANCE COMPANY

By: /s/ JIM N. PLATO                               4-22-03
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        Authorized Signature                         Date